MUNIYIELD
INSURED
FUND II, INC.









FUND LOGO










Annual Report

October 31, 1996



This report, including the financial information herein, is transmitted to the shareholders of MuniYield Insured Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield Insured
Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011




MuniYield Insured Fund II, Inc.


TO OUR SHAREHOLDERS


For the year ended October 31, 1996, the Common Stock of MuniYield Insured Fund II, Inc. earned $0.902 per share income dividends, which included earned and unpaid dividends of $0.074. This represents a net annualized yield of 5.82%, based on a month-end per share net asset value of $15.49. Over the same period, the total investment return on the Fund's Common Stock was +8.29%, based on a change in per share net asset value from $15.27 to $15.49, and assuming reinvestment of $0.903 per share income dividends.

For the six-month period ended October 31, 1996, the total investment return on the Fund's Common Stock was +6.94%, based on a change in per share net asset value from $14.95 to $15.49, and assuming reinvestment of $0.432 per share income dividends.

For the six-month period ended October 31, 1996, the Fund's Auction Market Preferred Stock had an average yield of 3.98% for Series A and 3.40% for Series B.

The Municipal Market Environment
Municipal bond yields generally moved lower during the six-month period ended October 31, 1996. Long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined approximately 35 basis points (0.35%) to end the October period at approximately 5.94%. The municipal bond market exhibited considerable weekly yield volatility over the last six months with bond yields vacillating as much as 20 basis points. This ongoing volatility was in response to fluctuating evidence regarding the degree to which recent economic growth will result in any significant increase in inflationary pressures. Much of the evidence supporting stronger growth centered around the strong employment growth seen in April and June and bond yields rose in response. Other, more recent, economic indicators suggested that economic growth will not be excessive and inflationary pressures will remain well-contained. This continued benign inflationary environment supported lower tax-exempt bond yields in recent months. US Treasury bond yields exhibited similar, albeit greater, volatility during the period ended October 31, 1996 falling over 20 basis points to end the period at 6.64%. Over the past six months, tax-exempt bond yields registered significantly greater declines than shown by the US Treasury bond market. This relative outperformance by the municipal bond market was largely the result of the strong technical support the tax-exempt market enjoyed throughout most of 1996. Perhaps most significantly, the pace of new bond issuance recently slowed.

Over the last year, approximately $180 billion in long-term municipal securities was issued, an increase of over 25% compared to the same period a year ago. Much of this increase was the result of issuers seeking to refinance their existing higher-couponed debt as interest rates declined in 1995 and early 1996. As interest rates rose, these financings became increasingly economically impractical, and issuance declined. Over the last six months, approximately $90 billion in long-term tax-exempt securities was underwritten, an increase of 5% versus the comparable period a year earlier. Only $41 billion in tax-exempt securities was issued in the last three months, a 3% decline in issuance compared to the October 31, 1995 quarter.

At the same time, investor demand remained consistently strong. With nominal new-issue yields generally above 6%, retail investor interest was steady. Additionally, investors received over $50 billion this June and July in assets derived from coupon income, bond maturities, and proceeds from early redemptions. Annual new bond issuance declined in recent years and is expected to remain below levels seen in the early 1990s. Consequently, as the higher-couponed bonds issued in the early-to-mid 1980s were redeemed at their first optional call dates, the total number of outstanding tax-exempt bonds has declined. This combination of a declining net supply and significant amounts of assets available for investment helped maintain investor demand in recent months.

It is unlikely that the municipal bond market will continue to significantly outperform US Treasury securities in the near future. The tax-exempt bond market's recent performance led to the yield ratio between long-term taxable and tax-exempt securities falling from in excess of 90% to approximately 85%. While historically still very attractive, some institutional investors, particularly short-term traders, began to view the tax-exempt bond market's recent outperformance as an opportunity to sell a relatively expensive asset. However, to the long-term investor, such a sale would represent the loss of an attractively priced asset which may not be easily replaced given the relative scarcity of municipal bonds under present supply conditions.

Looking ahead, no clear consensus for the direction of interest rates currently exists. Perhaps, the primary focus going forward will be the extent to which the increase in interest rates seen thus far in 1996 will negatively impact future economic growth. Should growth slow in the interest rate-sensitive sectors of the economy, like housing, auto, and consumer spending, as many economists assert is likely, then bond yields are likely to decline. Under such a scenario, the municipal bond market's performance is likely to closely mirror that of the US Treasury bond market.

Portfolio Strategy
Our portfolio strategy changed markedly over the course of the fiscal year ended October 31, 1996. As we entered the last half of the fiscal year, indications of stronger economic growth were released, particularly strong employment reports. Investor fears of inflationary pressures mounted, and municipal bond yields rose in response. We adopted a more defensive portfolio strategy by adding high-coupon issues and selling lower-coupon, performance-oriented bonds. We also raised the cash reserve level of the Fund in order to seek to protect principal.

We continued this strategy until the last two months of the fiscal year when we became constructive toward the market, because current economic data indicated moderate growth and few inflationary pressures. Therefore, we reduced our cash reserves level and extended the average maturity of the Fund. This investment strategy benefited the Fund's total return for the fiscal year ended October 31, 1996 as well as provided an attractive yield for shareholders during the 12 months ended October 31, 1996.

Looking ahead, we expect the municipal market to continue to experience volatility within a narrow trading range with interest rates trending lower. Therefore, our investment strategy will still emphasize the purchase of current-coupon securities during periods of market weakness.

In Conclusion
We thank you for your support of MuniYield Insured Fund II, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President





(William R. Bock)
William R. Bock
Vice President and Portfolio Manager



December 11, 1996




THE BENEFITS AND RISKS OF LEVERAGING


MuniYield Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.





PORTFOLIO ABBREVIATIONS


To simplfy the listings of MuniYield Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities accordingto the list below and at right.

ACES SM    Adjustible Convertible Extendable Securities
AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
UT         Unlimited Tax
VRDN       Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                  S&P     Moody's   Face                                                                          Value
State            Ratings  Ratings  Amount                       Issue                                           (Note 1a)
Alabama--1.3%    AAA      Aaa     $ 2,500    Huntsville, Alabama, Health Care Authority, Health Care
                                             Facilities Revenue Bonds, Series B, 6.625% due 6/01/2023 (d)       $  2,711
                 AAA      Aaa       2,000    Lauderdale and Florence Counties, Alabama, Health Care
                                             Authority, Revenue Refunding Bonds (Eliza Coffee Memorial
                                             Hospital), 5.75% due 7/01/2019 (d)                                    1,990

Alaska--1.9%     AAA      Aaa       7,275    Alaska State Housing Finance Corporation, Refunding,
                                             Series A, 5.875% due 12/01/2024 (d)(f)(g)                             7,289

Arizona--0.4%    NR*      NR*       1,500    Mohave County, Arizona, IDA, IDR (North Star Steel Co.
                                             Project), AMT, 6.70% due 3/01/2020                                    1,602

California--     AAA      Aaa       1,500    California HFA, Home Mortgage Revenue Bonds, Series F,
14.8%                                        6% due 8/01/2017 (d)                                                  1,525
                 A1+      P1          200    California Pollution Control Financing Authority, PCR,
                                             Refunding (Exxon Project), VRDN, 3.50% due 12/01/2012 (a)               200
                 AAA      Aaa       3,500    California State, GO, 5.375% due 6/01/2026 (c)                        3,362
                 AAA      Aaa       5,000    California State, Public Works Board, Lease Revenue Bonds
                                             (Various University of California Projects), Series A, 6.40%
                                             due 12/01/2016 (b)                                                    5,355
                 AAA      Aaa       2,585    California State, Variable Purpose, 5.90% due 3/01/2025 (b)           2,611
                 AAA      Aaa       3,330    Los Angeles, California, Harbor Department Revenue
                                             Bonds, AMT, Series B, 6.625% due 8/01/2019 (b)                        3,590
                 AAA      Aaa       3,245    Los Angeles, California, M/F Housing Revenue Refunding Bonds,
                                             Senior Series G, 5.75% due 1/01/2024 (e)                              3,210
                 AAA      Aaa       3,750    Los Angeles, California, Unified School District, COP (Multiple
                                             Properties Project), Series A, 5.50% due 10/01/2016 (e)               3,670
                 AAA      Aaa       4,500    Los Angeles, California, Wastewater System Revenue Refunding
                                             Bonds, Series A, 5.80% due 6/01/2021 (d)                              4,509
                 AAA      Aaa       5,000    Los Angeles County, California, COP (Correctional Facilities
                                             Project), 6.50% due 9/01/2000 (d)(h)                                  5,484
                 AAA      Aaa       1,000    Los Angeles County, California, Public Works Financing
                                             Authority, Lease Revenue Refunding Bonds, Series B, 5.25%
                                             due 9/01/2014 (d)                                                       959
                 AAA      Aaa       3,000    Sacramento, California, Municipal Utility District, Electric
                                             Revenue Bonds, Series I, 6% due 1/01/2024 (d)                         3,072
                 AAA      Aaa       3,000    San Francisco, California, Bay Area Rapid Transit District,
                                             Sales Tax Revenue Bonds, 5.50% due 7/01/2020 (c)                      2,919
                 AAA      Aaa       2,500    San Francisco, California, City and County Airports Commission
                                             Revenue Bonds (International Airport), Second Series,
                                             Issue 8-B, 6.10% due 5/01/2025 (c)                                    2,573
                 AAA      Aaa       5,000    San Francisco, California, City and County, COP (San Francisco
                                             Courthouse Project), 5.875% due 4/01/2021 (e)                         5,029
                 AAA      Aaa       2,000    Santa Clara County, California, Financing Authority, Lease
                                             Revenue Bonds (VMC Facility Replacement Project), Series A,
                                             6.75% due 11/15/2020 (b)                                              2,224
                                             Santa Rosa, California, Wastewater Revenue Refunding Bonds (c):
                 AAA      Aaa       3,295      Series B, 6.125% due 9/01/2017                                      3,401
                 AAA      Aaa       2,000      (Sub-Regional Wastewater Project), Series A, 4.75
                                               due 9/01/2016                                                       1,791

Colorado--2.5%   AA       Aa        5,500    Colorado Springs, Colorado, Utilities Revenue Bonds, Series A,
                                             6.10% due 11/15/2024                                                  5,661
                 AAA      Aaa       4,000    Denver, Colorado, City and County Airport Revenue Refunding
                                             Bonds, Series D, 5.50% due 11/15/2025 (d)                             3,870



SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                  S&P     Moody's   Face                                                                          Value
State            Ratings  Ratings  Amount                       Issue                                           (Note 1a)
Connecticut--    AAA      Aaa     $ 8,000    Connecticut State, HFA (Housing Mortgage Finance Program),
2.6%                                         Series B, 6.75% due 11/15/2023 (d)                                 $  8,394
                 AA-      A1        1,035    Connecticut State Health and Educational Facilities Authority
                                             Revenue Bonds (Nursing Home Program--AHF/Windsor
                                             Project), 7.125% due 11/01/2024                                       1,176

District of      AAA      Aaa       3,000    District of Columbia, Revenue Bonds (American University),
Columbia--0.8%                               5.625% due 10/01/2026 (b)                                             2,926

Florida--1.5%    AAA      Aaa       4,000    Florida State Board of Education, Capital Outlay (Public
                                             Education), Series F, 5.50% due 6/01/2026 (c)                         3,920
                 A1+      VMIG1++   1,450    Jacksonville, Florida, PCR, Refunding (Florida Power and
                                             Light Co. Project), VRDN, 3.50% due 5/01/2029 (a)                     1,450
                 A2       VMIG1++     400    Volusia County, Florida, Health Facilities Authority Revenue
                                             Bonds (Pooled Hospital Loan Program), ACES, 3.65% due
                                             11/01/2015 (a)(c)                                                       400

Georgia--2.0%    AAA      Aaa       4,700    Albany, Georgia, Sewer System Revenue Bonds, 6.70% due
                                             7/01/2022 (d)                                                         5,153
                 AAA      Aaa       2,000    Municipal Electric Authority of Georgia (Project One),
                                             Sub-Series A, 6.50% due 1/01/2026 (b)                                 2,179

Hawaii--1.8%     AAA      Aaa       6,000    Hawaii State Airports System Revenue Bonds, AMT, Second
                                             Series, 7% due 7/01/2018 (d)                                          6,570

Illinois--12.0%  NR*      P2        1,400    Chicago, Illinois, O'Hare International Airport, Revenue
                                             Bonds (American Airlines), VRDN, Series A, 3.60% due
                                             12/01/2017 (a)                                                        1,400
                 AAA      Aaa       3,870    Chicago, Illinois, O'Hare International Airport, Special
                                             Facilities Revenue Bonds (International Terminal), AMT, 6.75%
                                             due 1/01/2018 (d)                                                     4,145
                                             Chicago, Illinois, Wastewater Transmission Revenue Bonds:
                 AAA      Aaa       6,000      6.35% due 1/01/2003 (c)(h)                                          6,611
                 AAA      Aaa       6,000      6.375% due 1/01/2024 (d)                                            6,337
                 AAA      Aaa       5,500    Cook County, Illinois, Capital Improvement Refunding Bonds, UT,
                                             5.875% due 11/15/2022 (c)                                             5,502

                 AAA      Aaa       3,000    Illinois Health Facilities Authority Revenue Bonds (Servantcor
                                             Project), Series A, 6.375% due 8/15/2021 (e)                          3,155
                                             Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                             State Tax Revenue Bonds (McCormick Place Expansion Project),
                                             Series A:
                 AAA      Aaa       9,200      6.50% due 6/15/2027 (b)                                             9,902
                 AAA      Aaa       8,055      Refunding, 6.20% due 6/15/2023 (d)**                                1,671
                 AAA      Aaa       3,250      Refunding, 5.25% due 6/15/2027 (b)                                  3,017
                 AAA      Aaa       2,500    Northern Illinois, University Auxiliary Facilities Systems
                                             Revenue Bonds, 5.75% due 4/01/2022 (c)                                2,483
                 A1+      VMIG1++     600    Southwestern Illinois Development Authority, Solid Waste
                                             Disposal Revenue Bonds (Shell Oil Co.--Wood River Project),
                                             VRDN, AMT, 3.65% due 4/01/2022 (a)                                      600

Indiana--1.6%    AAA      Aaa       2,400    Indiana State Vocational Technical College, Building Facilities,
                                             Refunding (Student Fee), Series D, 6.50% due 7/01/2014 (b)            2,633
                 A+       NR*       3,000    Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                             Refunding, Series D, 6.75% due 2/01/2020                              3,239

Iowa--1.1%       AAA      Aaa       3,915    Iowa Financing Authority, S/F Mortgage, Refunding, Series F,
                                             6.35% due 7/01/2009 (b)                                               4,144



SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                  S&P     Moody's   Face                                                                          Value
State            Ratings  Ratings  Amount                       Issue                                           (Note 1a)
Kansas--1.3%     AAA      Aaa     $ 5,000    Kansas State Turnpike Authority, Revenue Refunding Bonds,
                                             5.25% due 9/01/2017 (b)                                            $  4,846

Louisiana--0.6%  AAA      Aaa       2,000    Louisiana State, Refunding, Series A, 6% due 8/01/2001 (c)            2,123

Maryland--0.6%   NR*      Aa        2,085    Maryland State Community Development Administration, M/F
                                             Housing Revenue Bonds (Department of Housing and Community
                                             Development), Series C, 6.65% due 5/15/2025                           2,185

Massachusetts--  AAA      Aaa       3,000    Massachusetts Bay Transportation Authority, Massachusetts
5.1%                                         General Transportation Systems, Series B, 5.25% due 3/01/2026 (e)     2,825
                                             Massachusetts State Health and Educational Facilities Authority
                                             Revenue Bonds:
                 AAA      Aaa       5,000      (Massachusetts General Hospital), Series F, 6.25% due
                                               7/01/2020 (b)                                                       5,224
                 AAA      Aaa      10,000      (Northeastern University), Series E, 6.55% due 10/01/2022 (d)      10,918

Michigan--1.8%   AAA      Aaa       2,750    Caledonia, Michigan, Community Schools, Refunding,
                                             UT, 6.625% due 5/01/2014 (b)                                          3,007
                 AAA      Aaa       3,500    Monroe County, Michigan, PCR (Detroit Edison Company Project),
                                             AMT, Series I-B, 6.55% due 9/01/2024 (d)                              3,765

Minnesota--1.4%  A-       A         4,500    Minneapolis and St. Paul, Minnesota, Housing and Redevelopment
                                             Authority, Health Care System Revenue Bonds (Group Health
                                             Plan Incorporated Project), 6.90% due 10/15/2022                      4,904
                 AA-      A1          500    Minneapolis, Minnesota, Community Development Agency, PCR
                                             (Northern States Power Co. Project), VRDN, 3.65%
                                             due 3/01/2011 (a)                                                       500

Mississippi--    NR*      Aa2       1,800    Jackson County, Mississippi, Individual Sewer Facilities Revenue
1.6%                                         Bonds (Chevron USA, Inc. Project), VRDN, 3.65% due
                                             12/15/2024 (a)                                                        1,800
                 AAA      Aaa       3,930    Mississippi Hospital Equipment and Facilities Authority, Revenue
                                             Refunding Bonds (Baptist Medical Center), 6.50% due
                                             5/01/2011 (d)                                                         4,260

Missouri--0.9%   AAA      Aaa       3,000    Kansas City, Missouri, Airport General Revenue Improvement
                                             Bonds, Series B, 6.875% due 9/01/2014 (e)                             3,366

Nebraska--1.3%   AAA      Aaa       5,000    Nebraska Public Power District Revenue Bonds, Series A,
                                             5.25% due 1/01/2022 (d)                                               4,771

Nevada--3.6%     AAA      Aaa       2,730    Clark County, Nevada, GO, Public Safety, 5.25% due 6/01/2017 (c)      2,617
                 AAA      Aaa       5,000    Washoe County, Nevada, Gas Facilities Revenue Bonds (Sierra
                                             Pacific Power), AMT, 6.55% due 9/01/2020 (d)                          5,342
                 AAA      Aaa       5,000    Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                             Pacific Power), AMT, 6.65% due 6/01/2017 (d)                          5,379

New Jersey--     AAA      Aaa       4,500    New Jersey State Housing and Mortgage Finance Agency Revenue
1.2%                                         Bonds (Home Buyer), AMT, Series K, 6.375% due 10/01/2026 (d)          4,615

New Mexico--     A1+      P1        1,600    Farmington, New Mexico, PCR, Refunding (Arizona Public
2.5%                                         Service Co.), VRDN, Series B, 3.60% due 9/01/2024 (a)                 1,600
                 AAA      Aaa       5,750    Gallup, New Mexico, PCR, Refunding (Plains Electric Generation),
                                             6.65% due 8/15/2017 (d)                                               6,289
                 A1+      P1        1,600    Hurley, New Mexico, PCR (Kennecott Santa Fe), VRDN, 3.60%
                                             due 12/01/2015 (a)                                                    1,600



SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                  S&P     Moody's   Face                                                                          Value
State            Ratings  Ratings  Amount                       Issue                                           (Note 1a)
New York--4.2%   AAA      Aaa     $ 3,000    Battery Park City Authority, New York, Revenue Bonds, Junior
                                             Series A, 5.50% due 11/01/2026 (b)                                 $  2,902
                 AAA      Aaa       1,500    Metropolitan Transportation Authority, New York, Commuter
                                             Facilities Revenue Bonds, Series A, 6% due 7/01/2021 (c)              1,543
                                             New York City, New York, Municipal Water Finance Authority,
                                             Water and Sewer System Revenue Bonds:
                 AAA      Aaa       2,650      Refunding, Series A, 5.375% due 6/15/2026 (e)                       2,538
                 A1+      VMIG1++     900      VRDN, Series G, 3.60% due 6/15/2024 (a)(c)                            900
                 AAA      Aaa       2,710    New York State Energy Research and Development Authority,
                                             Solid Waste Disposal Revenue Bonds (New York State Electric
                                             and Gas Co. Project), AMT, Series A, 5.70% due 12/01/2028 (d)         2,625
                 AA-      Aa        2,750    New York State Power Authority, Revenue and General
                                             Purpose Refunding Bonds, Series CC, 5% due 1/01/2014                  2,558
                 BBB      Baa1      3,000    New York State Urban Development Corporation, Revenue
                                             Refunding Bonds (Correctional Facilities), Series A,
                                             5.25% due 1/01/2021                                                   2,683

North Carolina-- A1+      NR*         700    Raleigh-Durham, North Carolina, Airport Authority, Special
0.2%                                         Facility Revenue Refunding Bonds (American Airlines),
                                             VRDN, Series A, 3.60% due 11/01/2005 (a)                                700

Ohio--1.4%       AAA      Aaa       2,500    Greater Cleveland Ohio Regional Transit Authority, Capital
                                             Improvement Bonds, 5.65% due 12/01/2016 (c)                           2,500
                 AAA      Aaa       2,500    North Canton, Ohio, City School District Improvement Bonds,
                                             UT, 6.70% due 12/01/2019 (b)                                          2,781

Pennsylvania--   AA       Aa        4,000    Pennsylvania, HFA, RIB, AMT, 8.414% due 4/01/2025 (i)                 3,971
1.1%

South Carolina-- AAA      Aaa      10,000    Piedmont, South Carolina, Municipal Power Agency, Electric
3.4%                                         Revenue Refunding Bonds, 6.30% due 1/01/2022 (d)                     10,547
                 AAA      Aaa       2,000    South Carolina State Public Service Authority Revenue Bonds
                                             (Santee Cooper), Series D, 6.50% due 7/01/2014 (b)                    2,167

Tennessee--0.8%  AAA      Aaa       2,000    Metropolitan Government Nashville and Davidson County,
                                             Tennessee, Water and Sewer Revenue Bonds, RIB, 8.317%
                                             due 1/01/2022 (b)(i)                                                  2,063
                 A+       A1        1,000    Tennessee HDA, Mortgage Finance, AMT, Series A, 6.90%
                                             due 7/01/2025                                                         1,047

Texas--11.2%                                 Brazos River Authority, Texas, PCR, Refunding (Texas Utilities
                                             Electric Co. Project), AMT:
                 AAA      Aaa      11,500      6.50% due 12/01/2027 (b)                                           12,308
                 A1+      VMIG1++   1,000      VRDN, Series C, 3.65% due 6/01/2030 (a)                             1,000
                 AAA      Aaa       7,000    Brazos River Authority, Texas, Revenue Refunding Bonds
                                             (Houston Light & Power), Series A, 6.70% due 3/01/2017 (b)            7,634
                 A1+      VMIG1++   1,300    Gulf Coast Waste Disposal Authority, Texas, PCR (Amoco Oil Co.
                                             Project), VRDN, AMT, 3.65% due 5/01/2023 (a)                          1,300
                 A1+      NR*       1,900    Gulf Coast Waste Disposal Authority, Texas, Pollution Control
                                             and Solid Waste Disposal Revenue Refunding Bonds (Amoco
                                             Oil Co. Project), VRDN, AMT, 3.65% due 5/01/2024 (a)                  1,900
                                             Harris County, Texas, Health Facilities Development Corporation,
                                             Hospital Revenue Bonds:
                 AAA      Aaa       4,500      (Hermann Hospital Project), 6.375% due 10/01/2024 (d)               4,752
                 A1+      NR*       2,000      (Methodist Hospital), VRDN, 3.60% due 12/01/2025 (a)                2,000

SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
                  S&P     Moody's   Face                                                                          Value
State            Ratings  Ratings  Amount                       Issue                                           (Note 1a)
Texas            AAA      Aaa     $ 5,565    Houston, Texas, Water and Sewer System Revenue Bonds,
(concluded)                                  Junior Lien, Series A, 6.375% due 12/01/2022 (d)                   $  5,924
                                             Sabine River Authority, Texas, PCR, Refunding (Texas
                                             Utilities Electric Company Project):
                 AAA      Aaa       1,500      6.55% due 10/01/2022 (c)                                            1,638
                 A1       VMIG1++     800      VRDN, Series A, 3.60% due 3/01/2026 (a)(b)                            800
                 AAA      Aaa       3,000    Texas State Turnpike Authority, Dallas North Thruway Revenue
                                             Bonds (President George Bush Turnpike), 5.25% due 1/01/2023 (c)       2,849

Utah--0.8%       A1+      VMIG1++   1,300    Emery County, Utah, PCR, Refunding (Pacificorp Projects),
                                             VRDN, 3.55% due 11/01/2024 (a)(b)                                     1,300
                 A+       Aa        1,500    Intermountain Power Agency, Utah, Power Supply Revenue
                                             Refunding Bonds, Series A, 6.15% due 7/01/2014                        1,550

Virginia--3.6%   AAA      Aaa       1,500    Henrico County, Virginia, IDA, Revenue Refunding Bonds
                                             (Bon Secours Health Care), 6.25% due 8/15/2020 (d)                    1,635
                                             Virginia State, HDA, Commonwealth Mortgage:
                 AAA      Aaa       2,500      AMT, Series A, Sub-Series A-4, 6.45% due 7/01/2028 (d)              2,566
                 AA+      Aa1       3,000      AMT, Series B, Sub-Series B-1, 6.375% due 7/01/2026                 3,048
                 AA+      Aa1       3,500      Series J, Sub-Series J-2, 6.75% due 7/01/2017                       3,678
                 AAA      Aaa       2,500    Washington State, Health Care Facilities Authority Revenue
                                             Bonds (Virginia Mason Obligation Group, Seattle), 6.30%
                                             due 2/15/2017 (d)                                                     2,609

Washington--     AAA      Aaa       2,300    Grant County, Washington, Public Utility District No. 2, Priest
5.1%                                         Rapids Hydro Electric Revenue Bonds, Second Series A, 5.625%
                                             due 1/01/2026 (d)                                                     2,256
                 AAA      Aaa       1,465    Seattle, Washington, Municipality Metropolitan, Sewer
                                             Revenue Bonds, Series W, 6.25% due 1/01/2021 (d)                      1,522
                 AAA      Aaa       7,875    Spokane, Washington, Lease Revenue Refunding
                                             Financing Bonds (Multi-Purpose Arena Project), Series A,
                                             AMT, 6.60% due 1/01/2014 (b)                                          8,422
                 AAA      Aaa       2,500    Tacoma, Washington, Refuse Utility Revenue Bonds, 7%
                                             due 12/01/2019 (b)                                                    2,872
                 AAA      Aaa       4,000    Washington State Public Power Supply Systems, Revenue
                                             Refunding Bonds (Nuclear Project No. 1), Series A, 6.25%
                                             due 7/01/2017 (d)                                                     4,160

Wisconsin--1.4%                              Wisconsin Public Power Inc., Power Supply System
                                             Revenue Bonds, Series A (d):
                 AAA      Aaa       1,500      6% due 7/01/2015                                                    1,553
                 AAA      Aaa       3,735      5.75% due 7/01/2023                                                 3,730

Total Investments (Cost--$351,693)--99.4%                                                                        372,081

Other Assets Less Liabilities--0.6%                                                                                2,264
                                                                                                                --------
Net Assets--100.0%                                                                                              $374,345
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)FSA Insured.
(f)FNMA Collateralized.
(g)GNMA Collateralized.
(h)Prerefunded.
(i)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++Highest short-term rating by Moody's Investors Service, Inc. Ratings of issues shown have not been audited by Ernst & Young LLP.

   See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1996
Assets:             Investments, at value (identified cost--$351,692,847) (Note 1a)                         $372,080,679
                    Cash                                                                                          51,810
                    Interest receivable                                                                        6,193,130
                    Deferred organization expenses (Note 1e)                                                       7,457
                    Prepaid expenses and other assets                                                             87,292
                                                                                                            ------------
                    Total assets                                                                             378,420,368
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $  3,324,460
                      Dividends to shareholders (Note 1f)                                       497,120
                      Investment adviser (Note 2)                                               157,964        3,979,544
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        96,195
                                                                                                            ------------
                    Total liabilities                                                                          4,075,739
                                                                                                            ------------

Net Assets:         Net assets                                                                              $374,344,629
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (4,800 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation preference)                   $120,000,000
                      Common Stock, par value $.10 per share (16,420,827 shares
                      issued and outstanding)                                              $  1,642,083
                    Paid-in capital in excess of par                                        228,565,325
                    Undistributed investment income--net                                      2,943,624
                    Undistributed realized capital gains on investments--net                    805,765
                    Unrealized appreciation on investments--net                              20,387,832
                                                                                           ------------
                    Total--Equivalent to $15.49 net asset value per share of Common
                    Stock (market price--$13.75)                                                             254,344,629
                                                                                                            ------------
                    Total capital                                                                           $374,344,629
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                     For the Year Ended October 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $ 21,747,271
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  1,857,207
                    Commission fees (Note 4)                                                    337,872
                    Professional fees                                                            83,072
                    Accounting services (Note 2)                                                 75,213
                    Transfer agent fees                                                          61,051
                    Printing and shareholder reports                                             49,828
                    Listing fees                                                                 24,510
                    Directors' fees and expenses                                                 22,800
                    Custodian fees                                                               22,655
                    Pricing fees                                                                 13,570
                    Amortization of organization expenses (Note 1e)                               7,498
                    Other                                                                        25,785
                                                                                           ------------
                    Total expenses                                                                             2,581,061
                                                                                                            ------------
                    Investment income--net                                                                    19,166,210
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          2,914,808
Unrealized Gain on  Change in unrealized appreciation on investments--net                                        807,668
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $ 22,888,686
                                                                                                            ============

                    See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                          For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                              1996            1995
Operations:         Investment income--net                                                 $ 19,166,210     $ 19,481,221
                    Realized gain (loss) on investments--net                                  2,914,808         (816,424)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                            807,668       31,718,726
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     22,888,686       50,383,523
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (14,362,608)     (14,703,701)
Shareholders          Preferred Stock                                                        (4,263,768)      (4,452,300)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                             (468,617)        (581,683)
                      Preferred Stock                                                          (138,816)        (104,543)
                    In excess of realized gain on investments--net:
                      Common Stock                                                                   --         (575,755)
                      Preferred Stock                                                                --         (103,477)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (19,233,809)     (20,521,459)
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                              3,654,877       29,862,064
                    Beginning of year                                                       370,689,752      340,827,688
                                                                                           ------------     ------------
                    End of year*                                                           $374,344,629     $370,689,752
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  2,943,624     $  2,403,790
                                                                                           ============     ============

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                                                              For the Period
The following per share data and ratios have been derived                                                        Oct. 30,
from information provided in the financial statements.                                                          1992++ to
                                                                            For the Year Ended October 31,       Oct. 31,
Increase (Decrease) in Net Asset Value:                                  1996       1995      1994      1993       1992
Per Share           Net asset value, beginning of period              $  15.27   $  13.45  $  16.63  $  14.15   $  14.18
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.16       1.19      1.18      1.15         --
                    Realized and unrealized gain (loss) on
                    investments--net                                       .23       1.88     (2.92)     2.53         --
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.39       3.07     (1.74)     3.68         --
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.87)      (.90)     (.96)     (.88)        --
                      Realized gain on investments--net                   (.03)      (.04)     (.25)       --         --
                      In excess of realized gain on
                      investments--net                                      --       (.03)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.90)      (.97)    (1.21)     (.88)        --
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                            --         --        --        --       (.03)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.26)      (.27)     (.18)     (.18)        --
                        Realized gain on investments--net                 (.01)      (.01)     (.05)       --         --
                        In excess of realized gain on investments--
                        net                                                 --         --+++     --        --         --
                      Capital charge resulting from issuance of
                      Preferred Stock                                       --         --        --      (.14)        --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.27)      (.28)     (.23)     (.32)        --
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.49   $  15.27  $  13.45  $  16.63   $  14.15
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $  13.75   $ 13.125  $ 11.375  $ 15.875   $  15.00
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     11.84%     24.33%   (21.92%)   11.95%       .00%+++++
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                   8.29%     22.33%   (11.87%)   24.32%      (.21%)+++++
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .69%       .69%      .69%      .54%         --
Net Assets:**                                                         ========   ========  ========  ========   ========
                    Expenses                                              .69%       .69%      .69%      .65%         --
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.15%      5.47%     5.24%     5.25%         --
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end
Data:               of period (in thousands)                          $254,345   $250,690  $220,828  $272,639   $230,667
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $120,000   $120,000  $120,000  $120,000         --
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  92.13%     64.18%    47.85%    38.69%         --
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,120   $  3,089  $  2,840  $  3,272         --
                                                                      ========   ========  ========  ========   ========

Dividends Per       Series A--Investment income--net                  $    908   $    953  $    590  $    592         --
Share On                                                              ========   ========  ========  ========   ========
Preferred Stock     Series B--Investment income--net                  $    869   $    902  $    640  $    640         --
Outstanding:++++++                                                    ========   ========  ========  ========   ========

                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  **Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on November 30,1992.
              ++++++Dividends per share have been adjusted to reflect a two-
                    for-one stock split that occurred on December 1, 1994.
                 +++Amount less than $.01 per share.
               +++++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
MuniYield Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MTI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $324,201,104 and $333,635,748, respectively.

Net realized and unrealized gains (losses) as of October 31, 1996 were as follows:

                                     Realized     Unrealized
                                  Gains (Losses)    Gains


Long-term investments              $2,265,052    $20,387,832
Short-term investments                   (556)            --
Financial futures contracts           650,312             --
                                   ----------    -----------
Total                              $2,914,808    $20,387,832
                                   ==========    ===========


As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $20,317,933, of which $20,378,960 related to appreciated securities and $61,027 related to depreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $351,762,746.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
For the year ended October 31, 1996, shares issued and outstanding remained constant at 16,420,827. At October 31, 1996, total paid-in capital amounted to $230,207,408.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1996 were 3.68% for Series A and 3.40% for Series B.

As of October 31, 1996, there were 4,800 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1996, MLPF&S, an affiliate of FAM, earned $165,981 as commissions.

5. Reorganization Plan:
On November 14, 1996, shareholders approved a plan of reorganization whereby MuniYield Insured Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of MuniYield Insured Fund, Inc. MuniYield Insured Fund, Inc. is a registered, non-diversified, closed-end management investment company, with a similar investment objective to the Fund, and is managed by FAM.

6. Subsequent Event:
On November 8, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.074440 per share, payable on November 27, 1996 to shareholders of record as of November 18, 1996.



<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors,
MuniYield Insured Fund II, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniYield Insured Fund II, Inc., including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield Insured Fund II, Inc. at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


(Ernst & Young LLP)

Princeton, New Jersey
December 9, 1996
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by MuniYield Insured Fund II, Inc. during its taxable year ended October 31, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the per share capital gain distributions paid by the Fund during the year.


                                                            Payable            Short-Term
                                                              Date            Capital Gains
Common Stock Shareholders                                   12/28/95           $ 0.028538

Preferred Stock Shareholders:               Series A        11/28/95           $29.72
                                            Series B        11/28/95           $28.12


Please retain this information for your records.



OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

NYSE Symbol
MTI